Dividends/Distributions	6 Months Ended
Jun. 30, 2020
Equity [Abstract]
Dividends/Distributions
(13) Dividends/Distributions
During the three months ended June 30, 2020 and 2019, the Company declared and paid cash distributions in an aggregate amount of $50,396 or $0.50 per share and $96,039 or $0.96 per share, respectively. During the six months ended June 30, 2020 and 2019, the Company declared and paid cash distributions in an aggregate amount of $151,083 or $1.50 per share and $191,954 or $1.92 per share, respectively. The amount, timing and frequency of future distributions will be at the sole discretion of the Board of Directors and will be declared based upon various factors, a number of which may be beyond the Company’s control, including financial condition and operating cash flows, the amount required to maintain REIT status and reduce any income and excise taxes that the Company otherwise would be required to pay, limitations on distributions in our existing and future debt instruments, the Company’s ability to utilize net operating losses to offset, in whole or in part, the Company’s distribution requirements, limitations on its ability to fund distributions using cash generated through its taxable REIT subsidiaries (TRSs), the impact of
COVID-19
on the Company’s operations and other factors that the Board of Directors may deem relevant. During the three and six months ended June 30, 2020 and 2019, the Company paid cash dividend distributions to holders of its Series AA Preferred Stock in an aggregate amount of $91 or $15.95 per share and $182 or $31.90 per share for each period, respectively.